  EXHIBIT 99.1

October 15, 2025

TO:	All Stockholders
(Addressed Individually)

SUBJECT:	Report from the President

At the Center of Our Mission, Our Members and the Market

Over the course of our 93-year history, the Federal Home Loan Bank System has changed in many ways, from the expansion of our membership to the creation of additional ways to support housing, including the Affordable Housing Program (AHP) and our Mortgage Asset Program (MAP®).  But all of this growth and change is built upon and stems from our unwavering commitment to our foundational liquidity mission.

Access to the global funding markets is central to our ability to deliver liquidity to our members.  This, too, has evolved over the past nine decades: there was once a time when the FHLBank System, through our Office of Finance, issued debt once a month; now, we are in the market every day, serving as the invisible infrastructure underpinning the nation’s economy, providing reliable and on-demand access to cost-efficient funding for America’s local lenders.  This funding empowers our members to support businesses, create jobs and open doors to homeownership.

Access to the capital markets creates the certainty we provide to our members.  Our ability to provide that funding starts at the market with our broker-dealers, the more than 60 firms that distribute FHLBank System securities.  On September 25, the FHLBank System and the Office of Finance hosted our first-ever FHLBank Dealer Symposium, bringing together representatives from the FHLBanks, our members and the dealer community to highlight the importance and benefits of this partnership.

At the Symposium, I had the pleasure of joining my colleague, Kris Williams – president and CEO of the FHLBank Des Moines – in a conversation led by Vikram Dongre, the FHLBNY’s Chief Capital Markets Officer.  In our discussion, Ms. Williams noted that the team at FHLBank Des Moines thinks about the FHLBank mission every day – a focus shared by the FHLBNY.  Through our mission, we are the enabling force to provide and provision local credit across our nation, financing our members’ needs day in and day out, all to the benefit of the consumer.  This action begins with our ability to secure funding for our members – leveraging the size and presence of the FHLBank System’s debt franchise to bring the power of the global capital markets to every Main Street in the country.

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We heard directly from these Main Street lenders at the Symposium.  Adam Goldstein, the FHLBNY’s Chief Business Officer, led a panel discussion featuring members from the FHLBank Atlanta, Cincinnati, Des Moines and New York Districts, representing lenders of all shapes and sizes, from Metropolitan Life Insurance Company – represented by FHLBNY Board member, William J. Turner, Jr. – with a footprint that spans the globe, to People’s Bank of Seneca, which is headquartered in a town of just 2,000 people.  All four of these members spoke highly of their FHLBank membership, and the stability that the FHLBanks represent.  These members spoke of how FHLBank credit products, housing grants and housing purchase programs make them relevant in their marketplace; how FHLBank liquidity helps them better run their balance sheets and manage seasonality and interest rate risk; and how access to our low-cost funding positions smaller local institutions to remain competitive with the larger national lenders.

We all benefit from this competition: as Ms. Williams said during our conversation, the U.S. banking sector is not limited to a handful of large, national institutions like in other countries, but rather thousands of local, community-based lenders – in part because of the FHLBanks.  We serve as the local lender’s local lender, fostering a resilient and diversified U.S. financial system that serves our continental economy, creating a global strategic advantage for the country.  As the CEO of People’s Bank of Seneca stated, “what the FHLBank allows us to do is better serve the communities in which we operate.”

Enhancing Our Ability to Provide Stability

Today, we are even better positioned to support our members.  On September 26, New York State Governor Kathy Hochul signed into law Assembly Bill A5600A, which amends state insurance laws to ensure that the FHLBNY can continue to safely lend to our New York-based insurance company members in stressed conditions.  Additionally, the law allows for these New York insurance company members to borrow from us on more favorable terms and at longer tenors.  Similar legislation has passed throughout our District and the nation.  This law enhances the certainty insurance company members have when borrowing from the FHLBNY.  By creating equal access to our funding to banks, credit unions and insurance companies of all sizes, we ensure our members have the tools they need to serve their customers and communities.  We are grateful to Governor Hochul and the New York State legislature for taking this action, which ensures we are engaging our New York insurance company members in a safe and sound manner to the benefit of our cooperative, their customers and overall financial stability, especially in times of stress.

Christopher Martin Elected FHLBNY Chair

In our September 18 announcement regarding his FHLBNY Board Chair election, Christopher Martin stated that, as a community banker, he knows “the positive impact access to reliable Federal Home Loan Bank funding has for local lenders and the customers and communities we serve.”  Director Martin, who is the executive chairman of Provident Financial Services, Inc. and Provident Bank and has been in the banking industry for nearly 40 years, is well-known throughout our District and our membership for his leadership in the industry, as well as for his strong community advocacy and philanthropic efforts.  Our Board has long benefited from Director Martin’s guidance and insights, and his appreciation for our mission and its impact will ensure that, under his leadership, our Board will continue to ensure that the FHLBY is best positioned to execute on this vital mission and meet the needs of our members and the communities we serve.

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2025 Director Election Update

Indeed, our Board of Directors plays an important role in our cooperative.  That is why it is important for our members to participate in the annual Director Election process.  On October 14, Director Election ballot packages were distributed electronically to eligible members. This year, one Member Director seat representing New Jersey members, one Member Director seat representing Puerto Rico and U.S. Virgin Islands members, and one District-wide Independent Director seat are up for election.  Your vote is very important, so we ask that you take the time to review the package upon receipt and promptly return your ballot to the FHLBNY by 5:00 p.m. ET on Thursday, November 13.  Please refer any election questions you may have to Ronald Crawley, the FHLBNY’s Associate General Counsel, at generalcounsel@fhlbny.com or (212) 441-6874.

Sincerely,

Randolph C. Snook

President and Chief Executive Officer

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This report may contain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  These statements are based upon our current expectations and speak only as of the date hereof.  These statements may use forward-looking terms, such as “projected,” “expects,” “may,” or their negatives or other variations of these terms.  The Bank cautions that, by their nature, forward-looking statements involve risk or uncertainty and that actual results could differ materially from those expressed or implied in these forward-looking statements or could affect the extent to which a particular objective, projection, estimate, or prediction is realized.  These forward-looking statements involve risks and uncertainties including, but not limited to, regulatory and accounting rule adjustments or requirements, changes in interest rates, changes in projected business volumes, changes in prepayment speeds on mortgage assets, the cost of our funding, changes in our membership profile, the withdrawal of one or more large members, competitive pressures, shifts in demand for our products, and general economic conditions.  We undertake no obligation to revise or update publicly any forward-looking statements for any reason.

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